TOROTEL, INC.

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

             TO BE HELD MONDAY, SEPTEMBER 18, 1995



TO THE SHAREHOLDERS OF TOROTEL, INC.

      PLEASE TAKE NOTICE that the Annual Meeting (the "Meeting") of the Shareholders of Torotel, Inc. (the "Corporation") will be held on Monday, September 18, 1995, in the Royal Ballroom at the Adam's Mark Hotel, I-70 and the Truman Sports Complex, Kansas City, Missouri. The Meeting will convene at 2:00 p.m., Central Daylight Time, to:

          (1)  Elect a Board of Directors;

          (2)   Transact  such other  business  as  may
          properly come before the Meeting, or any postponement or adjournment thereof.

      The Stock Transfer Books of the Corporation will not be closed, but only shareholders of record at the close of business on August 4, 1995, will be entitled to receive notice of and to vote at the Meeting.

      The accompanying Form of Proxy is solicited by the Board of Directors of the Corporation. Reference is made to the attached
Proxy Statement for further information with respect to the business to be transacted at the Meeting.

      Shareholders are cordially invited to attend the Meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE METING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.





                                             BY ORDER OF THE
                                             BOARD OF DIRECTORS


                                             \s\ Donald H. Loudon

                                             DONALD H. LOUDON
                                             SECRETARY OF TOROTEL, INC.


                                             KANSAS CITY, MISSOURI
                                             AUGUST 18, 1995


                         TOROTEL, INC.
                     13402 SOUTH 71 HIGHWAY
                   GRANDVIEW, MISSOURI 64030


                        PROXY STATEMENT
             FOR THE ANNUAL MEETING OF SHAREHOLDERS

             TO BE HELD MONDAY, SEPTEMBER 18, 1995


SECURITY HOLDERS ENTITLED TO VOTE

      Holders of shares of the Common Stock of Torotel, Inc. (the "Corporation") of record at the close of business on August 4, 1995, will be entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held Monday, September 18, 1995, at 2:00 p.m., Central Daylight Time, in the Royal Ballroom at the Adam's Mark Hotel, I-70 and the Truman Sports Complex, Kansas City, Missouri, and at any and all postponements or adjournments thereof.

     This Proxy Statement, the enclosed Form of Proxy, the Notice of Annual Meeting, and the accompanying 1995 Annual Report to Shareholders (a), were initially distributed to shareholders on or about August 18, 1995.

      If the enclosed Proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with any specifications made therein. In the absence of instructions, the shares will be voted "FOR" the nominees of the Board of Directors in the election of directors.

      Shareholders who execute Proxies retain the right to revoke them at the time before they are voted by notifying the Secretary of the Corporation in writing, by delivering a duly authorized Proxy bearing a later date, or by attending the Meeting and declaring the intention of voting in person.

(a) 1995 Annual Report to Shareholders is already on file on form
     10-KSB with the SEC

PERSONS MAKING THE SOLICITATION

      This Proxy is solicited on behalf of the Board of directors of Torotel, Inc. The solicitation is by mail. The total expense of such solicitation will borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Meeting to beneficial owners. It may be that further solicitation of Proxies will be made by telephone or oral communication with some shareholders of the Corporation, following the original solicitation. All such further solicitation will be made by regular employees of the Corporation who will not be additionally compensated therefor, or by its Transfer Agent, and the cost will be borne by the Corporation.

Voting Securities and Principal Holders Thereof

      The voting securities entitled to vote at the Meeting consist of shares of common stock of the Corporation. Each shareholder is entitled to one vote for each of said shares and has the right to cumulate his votes for directors. The number of issued and outstanding shares (exclusive of treasury shares) at the close of business on August 4, 1995, was 2,766,688.

      The close of business on August 4, 1995, has been fixed by the Board of Directors as the record date for the determination of the shareholders who will be entitled to vote at the Meeting.

     The following persons beneficially owned more that 5% of the outstanding voting securities of Torotel, Inc. at the close of business on August 4, 1995:

NAME AND ADDRESS                         AMOUNT
OF BENEFICIAL             TITLE          BENEFICIALLY       PERCENT
OWNER                     CLASS          OWNED              OF CLASS

Richard A. Sizemore       Common         341,296 (a)        12.3%
8356 Hallet
Lenexa, KS 66215

Linda V. Sizemore         Common         341,296 (b)        12.3%
8356 Hallet
Lenexa, KS 66215

Paulette A. Estes         Common         328,943 (c)        11.9%
3917 N.E.59th St.
Kansas City, MO 64119

Gregory M. Sizemore       Common         345,938 (d)        12.5%
12735 Mohawk Circle
Leawood, KS 66209

Julie Sizemore            Common         345,938 (e)        12.5%
12735 Mohawk Circle
Lenexa, KS 66209

Dale H. Sizemore, Jr.     Common         332,429 (f)        12.0%
2705 W. 121st Terrace
Leawood, KS 66209

Carol J. Sizemore         Common         332,429 (g)        12.0%
2705 W. 121st Terrace
Leawood, KS 66209

Pauline R. Sizemore       Common         244,345 (h)         8.8%
10541 Askew
Kansas City, MO 64137

(a) Richard A. Sizemore's direct ownership is 121,256 shares. Mr. Sizemore's indirect ownership is 220,040 shares. Of this amount 6,666 shares are owned by Mr. Sizemore's wife, 12,868 shares are owned by Mr. Sizemore as trustee for his children, and 200,506 shares are owned by a General Partnership in which Mr. Sizemore is a general partner.

(b) Linda V. Sizemore's direct ownership is 6,666 shares. Mrs. Sizemore's indirect ownership is 334,630 shares. Of this amount, 121,256 shares are owned my Mrs. Sizemore's husband, 12,868 shares are owned by Mrs. Sizemore's husband as trustee for her children, and 200,506 shares are owned by a General Partnership in which Mrs. Sizemore's husband is a general partner.

(c) Paulette A. Estes' direct ownership is 112,749 shares. Ms. Estes' indirect ownership is 216,194 shares. Of this amount, 15,688 shares are owned by Ms. Estes as trustee for her children, and 200,506 shares are owned by a General Partnership in which Ms. Estes is a general partner.

(d) Gregory M. Sizemore's direct ownership is 118,654 shares. Mr. Sizemore's indirect ownership is 227,284 shares. Of this amount 6,666 shares are owned by Mr. Sizemore's wife, 20,112 shares are owned by Mr. Sizemore as trustee for his children, and 200,506 shares are owned by a General Partnership in which Mr. Sizemore is a general partner.

(e) Julie Sizemore's direct ownership is 6,666 shares. Mrs. Sizemore's indirect ownership is 339,272 shares. Of this amount, 118,654 shares are owned by Mrs. Sizemore's husband, 20,112 shares are owned by Mrs. Sizemore's husband as trustee for her children, and 200,506 shares are owned by a General Partnership in which Mrs. Sizemore's husband is a general partner.

(f) Dale H. Sizemore, Jr.'s direct ownership is 111,964 shares. Mr. Sizemore's indirect ownership is 220,465 shares. Of this amount, 5,351 shares are owned by Mr. Sizemore's wife, 14,608 shares are owned by Mr. Sizemore as trustee for his children, and 200,506 shares are owned by a General Partnership in which Mr. Sizemore is a general partner.

(g) Carol J. Sizemore's direct ownership is 5,351 shares. Mrs. Sizemore's indirect ownership is 327,078 shares. Of this amount, 111,964 shares are owned by Mrs. Sizemore's husband, 14,608 shares are owned by Mrs. Sizemore's husband as trustee for her children, and 200,506 shares are owned by a General Partnership in which Mrs. Sizemore's husband is a general partner.

(h)  Pauline R. Sizemore's direct ownership is 244,345.



DIRECTORS AND COMMITTEES

       Torotel's Articles of Incorporation authorize seven directors. At the Meeting, seven individuals will be
Management's nominees for election as members of the Board of Directors until the next Annual Meeting of Shareholders, and until their successors have been elected. Those shareholders present at the Meeting may also nominate individuals for election to the Board of Directors. If there are any nominees for the vacant positions at the Meeting, the Proxies solicited hereby will not be voted for such nominees.

      Management's nominees include five present members of the Board of Directors along with two new candidates. The nominees are as follows: Dale H. Sizemore, Jr., Jack C. Beecroft, Ronald
L. Benjamin, Victor K. Brewer, Jr., Christian T. Hughes, Dr. Thomas L. Lyon, Jr., and Richard A. Sizemore. Alfred F. Marsh, former Chairman, retired and resigned as a director on August 4, 1995. H. James Serrone, Vice President of Finance and Chief Financial Officer, is not a nominee for reelection as a director.

      During the fiscal year ended April 30, 1995, the Board of Directors of the Corporation held four meetings (including regularly scheduled and special meetings). Each of the incumbent directors being nominated for reelection attended 100% of the Board meetings held while he was director. Jack C. Beecroft and Victor K. Brewer, Jr. were compensated at the rate of $100 per Board meeting attended. Dale H. Sizemore, Jr., Ronald L. Benjamin and Dr. Thomas L. Lyon, Jr. were compensated at the rate of $6,000 per fiscal year, plus $600 per Board meeting attended, and $400 per Committee meeting attended.

      If the enclosed Proxy is duly executed and received in time for the Meeting, and if no contrary specification is made as provided herein, it is the intention of the persons names therein to vote the shares represented thereby "FOR" the seven persons nominated by the Board for election as directors of the Corporation. The Proxies cannot be voted for a greater number of persons than the number of persons named herein. There will be cumulative voting for the election of directors. In cumulative voting, each share carries as many votes as there are vacancies to be filled, the shareholder being permitted to distribute the votes for all his shares among the nominees in any way he desires. Since seven directors are nominated, each shareholder may cast that number of votes which is equal to the number of shares owned by him multiplied by seven. If no choice is indicated on the enclosed Proxy, the persons named in the Proxies will cumulate the votes and distribute them among the nominees in their discretion. If a shareholder desires to cumulate his votes for the Directors in a particular manner, he should indicate the number of votes to be cast on the shareholder's behalf for each nominee immediately following that nominee's name on the Proxy. If any nominee should refuse or be unable to serve, the Proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. Management presently has no knowledge that any of the nominees will refuse or be unable to serve.

      The Corporation does not have a nominating committee. Donald H. Loudon and Victor K. Brewer, Jr. are members of the Administrative Committee for the Employee Stock Purchase Plan. Mr. Loudon is not a director but is an officer of the Corporation. The Committee receives its authority from the Plan and from the Board of Directors. This Committee administers and implements the Employee Stock Purchase Plan and determines eligibility of employees to participate therein. The Committee does not meet on a regular basis but meets as required. The Committee did not meet during the last fiscal year.

      Ronald L. Benjamin and Dr. Thomas L. Lyon, Jr. are members of the Audit Committee. The Committee held one meeting during the last fiscal year. In fulfilling its responsibilities, the Audit Committee's activities included, but were not limited to, review of internal accounting controls, and review of the financial activities, financial position and related consolidated reports of the Corporation.

      Dale H. Sizemore, Jr., Ronald L. Benjamin and Dr. Thomas L. Lyon, Jr. are members of the Compensation Committee. The Committee did not meet during the last fiscal year. The function of the Strategic Planning Committee has been assumed by the Board of Directors. The Board of Directors has no other Committees performing similar functions.

      Biographical summaries concerning individuals nominated by the Board of Directors for election as directors, the Corporation's executive officers and significant employees, and information with respect to the number of shares of the Corporation's Common Stock beneficially owned by each of them directly or indirectly, as of August 4, 1995, are shown below. The number of shares beneficially owned by the following individuals includes shares, if any, held in the name of the spouse, minor children, or other relative of the individual living in his home, as well as shares, if any, held in the name of another person under an arrangement whereby the individual enjoys the right to vote or the use of the income, or whereby the individual can vest or revest title in himself at once or at some future time.

                                                SHARES OF
                                                COMMON STOCK
BIOGRAPHICAL SUMMARIES OF NOMINEES,             BENEFICIALLY      PERCENT
EXECUTIVE OFFICERS, AND SIGNIFICANT             OWNED AT          OF
EMPLOYEES                                       AUGUST 4, 1995    CLASS


Dale H. Sizemore, Jr., age 43, Chairman of
 the Board, President and Chief Executive
 Officer of Torotel, Inc.                        332,429          12.0%
  Mr. Sizemore became a Director of the
  Corporation in 1984.  He has served as
  Chairman and President since August 1995.
  Mr. Sizemore has been President of Kansas
  Communications in Lenexa, Kansas since 1983.

Victor K. Brewer, Jr., age 51, President of
 Torotel Products, Inc., Vice President and
 Treasurer of Torotel, Inc., Treasurer of
 OPT Industries, Inc.                            74,399 (a)        2.7%
  Mr. Brewer became a Director of the
  Corporation in 1987.  He has served as
  President of Torotel Products since August
  1995.  He joined Torotel in 1973, became
  Vice President and Treasurer of Torotel
  Products in 1979, and Executive Vice
  President in 1982.  Mr. Brewer has served
  as Treasurer of the Corporation since 1986,
  and as Vice President since September 1993.
  He has been Treasurer of OPT Industries
  since September 1993.

Christian T. Hughes, age 46, President of
 OPT Industries, Inc.                               -0-            0.0%
  Mr. Hughes became President of OPT
  Industries in Phillipsburg, New Jersey, in
  August 1995.  He joined OPT in 1992 as Vice
  President of Sales and Marketing and became
  Executive Vice President in 1993.    Prior
  to joining OPT, Mr. Hughes was Vice President
  of Sales for Hitran Corporation in
  Flemington, New Jersey, from 1987 to 1992.

Jack C. Beecroft, age 67, Vice President of
 Torotel Products, Inc.                            74,126 (b)      2.7%
  Mr. Beecroft became a Director of the
  Corporation in 1987.  He has served Torotel
  since 1962, and has been Vice President of
  Torotel Products since 1977.

Ronald L. Benjamin, age 50, President of
 Resource and Development Group, Inc.                 -0-          0.0%
  Mr. Benjamin became a Director of the
  Corporation in 1993.  He has been President
  of Resource and Development Group in Lenexa,
  Kansas, since 1985.  Mr. Benjamin is also a
  50% owner of Robinson Potato Supply. He
  holds a B.S. degree in electrical
  engineering from Bucknell University and
  received his M.B.A. from Harvard University.

Dr. Thomas L. Lyon, Jr., age 51, Professor and
 Academic Chair of the Executive Fellows
 Program at Rockhurst College                         210          0.0%
  Dr. Lyon became a Director of the
  Corporation in 1993.  He is a professor and
  Academic Chair of the Executive Fellows
  Program at Rockhusrt College in Kansas
  City, Missouri.  Dr. Lyon is a past director
  of the Graduate and Undergraduate Business
  Division, has been Acting Dean of the School
  of Management, and was the first director of
  Rockhurst's M.B.A. Program.  He has been at
  Rockhurst since 1975. He holds his B.A. in
  economics from Rockhurst, and his M.A. in
  economics and Ph.D. in economics and
  finance from the University of Missouri.

Richard A. Sizemore, age 35, President of
 Interactive Design, Inc.                         341,296          12.3%
  Mr. Sizemore has been owner and President
  of Interactive Design, Inc. in Lenexa,
  Kansas, since 1987.  He holds a B.S.
  degree in electrical engineering and an
  M.B.A. from the University of Kansas.

H. James Serrone, age 40, Vice President of
 Finance and Chief Financial Officer of
 Torotel, Inc., Torotel Products, Inc., and
 OPT Industries, Inc.                              16,333 (c)        .6%
  Mr. Serrone joined Torotel in 1979, became
  Controller in 1982, and was named Vice
  President in 1993.  Mr. Serrone has served
  as Vice President of Torotel Products
  since 1992, and became Vice President of
  OPT Industries in 1993.

All Directors and Executive Officers as a
 Group (8 persons)                                838,793 (d)      30.3%


          (a)   Victor  K.  Brewer,  Jr.'s  beneficial  ownership
          includes  57,513 shares which are acquirable within  60
          days pursuant to the exercise of outstanding stock options.

          (b)   Jack  C. Beecroft's beneficial ownership includes
          52,631 shares which are acquirable within 60 days pursuant to the exercise of outstanding stock options.

          (c)   H.  James Serrone's beneficial ownership includes
          11,917 shares which are acquirable within 60 days pursuant to the exercise of outstanding stock options.

          (d) The beneficial ownership of all directors and executive officers as a group includes 122,061 shares which are acquirable within 60 days pursuant to the exercise of outstanding stock options.


EXECUTIVE COMPENSATION

     The following table sets forth the compensation of the named executive officers for each of the Corporation's last three completed fiscal years.

                          SUMMARY COMPENSATION TABLE

                                   Annual Compensation   Long-Term Compensation

Name and Principal
Position                    Year        Salary               Options Awarded

Alfred F. Marsh             1995        $ 16,785                   -0-
President and               1994        $ 73,642                   -0-
Chief Executive Officer     1993        $100,000                  11,367



OPTION GRANTS TABLE

      Shareholders  approved the Incentive Compensation  Plan  on
September 18, 1994. However, there were no grants of stock options made during the last completed fiscal year.

AGGREGATED  OPTION  EXERCISES AND FISCAL  YEAR-END  OPTION  VALUE
TABLE

      The following table sets forth the aggregate stock option exercises made during the last completed fiscal year and the fiscal year-end option values for each of the named executive officers.

             AGGREGATED OPTION EXCERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION VALUES

                                                             Value of
                                              Number of      Unexercised
                                              Unexercied     In-the-Money
                                              Options        Options
                                              at Fisal       at Fiscal
                   Shares                     Year-end       Year-end
                   Acquired       Value       Exercisable/   Exercisable
Name               on Exercise    Realized    Unexercisable  Unexercisable


Alfred F. Marsh        -0-        $   -0-     91,150 (a)     $10,300 (a)
                                               6,692 (b)     $   -0- (b)

(a) Exercisable
(b) Unexercisable

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     INDEBTEDNESS TO MANAGEMENT

     At April 30, 1995, the Corporation was indebted to Alfred F. Marsh, President of Torotel, Inc., for $250,000 in the form of a promissory note, which was executed in April 1986. The face value of the note plus $179,000 of its accrued interest are subordinated to the Corporation's debt payable to Mercantile Business Credit, Inc. ("MBCI").
Pursuant to a Subordination Agreement between MBCI and Mr. Marsh, the Corporation is restricted from making payments on the note and the subordinated interest until September 1, 1998.

      The note requires annual interest payments at a rate of 10% per annum. If an interest payment is not made, interest will then accrue on a compounded basis. For the year ended April 30, 1995, the Corporation incurred $47,000 in interest on the note. Since the inception of the note, the Corporation has accrued total interest of $293,000, of which $261,000 remains due and payable.

     CERTAIN TRANSACTIONS

      (a) Donald H. Loudon, secretary of the Corporation, is a director of the law firm of Shughart, Thomson and Kilroy, a Professional Corporation, counsel to the Corporation.

      (b) As of the date of this Proxy Statement, all directors and officers are in compliance with the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934. To the best of Management's knowledge, all beneficial owners of more than 10% of the outstanding common shares of the Corporation are in compliance as well.

APPOINTMENT OF AUDITORS

      The Board of Directors has appointed Grant Thornton LLP as the Corporation's independent certified public accountants, to audit the financial statements of the Corporation and its subsidiaries for the fiscal year ending April 30, 1996. Grant Thornton LLP has served as the Corporation's auditors since September 1980.

      A  representative of Grant Thornton LLP will be present  at
the   Meeting.    An  opportunity  will  be  provided   for   the
representative to make a statement, if so desired, and to respond to appropriate shareholder questions.

OTHER MATTERS

      The Board of Directors know of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly brought before the Meeting, the persons named in the enclosed Proxy or their substitutes will vote in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS

      Any proposals which a shareholder intends to present at the Annual Meeting of Shareholders to be held on Monday, September 16, 1996, must be received by Torotel, Inc. on or before May 12, 1996, in order for such proposal to be included in the Corporation's Proxy Statement and Form of Proxy.


                                   BY ORDER OF THE
                                   BOARD OF DIRECTORS


                                   \s\ Donald H Loudon

                                   DONALD H. LOUDON
                                   SECRETARY OF TOROTEL, INC.